UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2010

CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 324-2950
(Registrant’s Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported, on October 1, 2010, a wholly-owned subsidiary of United Continental Holdings, Inc. (formerly, UAL Corporation) (“UAL”) merged with and into Continental Airlines, Inc. (“Continental”), with Continental continuing as the surviving corporation and as a wholly-owned subsidiary of UAL (the “Merger”).  This Current Report on Form 8-K is being filed to provide unaudited pro forma condensed financial information for Continental on a separate-entity basis as of and for the nine months ended September 30, 2010, and for the year ended December 31, 2009, to reflect Continental’s current estimates of the adjustments under the acquisition method of accounting in connection with the consummation of the Merger.  The final adjustments under the acquisition method of accounting will be reflected in Continental’s Annual Report on Form 10-K for the year ended December 31, 2010, and UAL expects to include in an investor update to be released later in the fourth quarter of 2010 pro forma financial statements for UAL reflecting certain income statement reclassifications and the then current estimated impact of the Continental adjustments under the acquisition method of accounting.

Exhibit 99.1 to this Current Report on Form 8-K presents the following unaudited pro forma condensed financial information, which has been prepared in accordance with Article 11 of Regulation S-X:

•	Unaudited pro forma condensed balance sheet of Continental as of September 30, 2010;
•	Unaudited pro forma condensed statements of operations of Continental for the nine months ended September 30, 2010 and the year ended December 31, 2009; and
•	Notes to unaudited pro forma condensed financial statements.

The unaudited pro forma condensed balance sheet of Continental as of September 30, 2010 and the unaudited pro forma condensed statements of operations of Continental for the nine months ended September 30, 2010 and the year ended December 31, 2009, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

12.1	Continental Airlines, Inc. Computation of Ratio of Earnings to Fixed Charges
99.1
Unaudited pro forma condensed balance sheet of Continental Airlines, Inc. as of September 30, 2010 and the unaudited pro forma condensed statements of operations of Continental Airlines, Inc. for the nine months ended September 30, 2010 and the year ended December 31, 2009, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

November 17, 2010	By /s/ Chris Kenny
Chris Kenny
Vice President and Controller

EXHIBIT INDEX

12.1	Continental Airlines, Inc. Computation of Ratio of Earnings to Fixed Charges
99.1
Unaudited pro forma condensed balance sheet of Continental Airlines, Inc. as of September 30, 2010 and the unaudited pro forma condensed statements of operations of Continental Airlines, Inc. for the nine months ended September 30, 2010 and the year ended December 31, 2009, and the notes related thereto.